D.A. Davidson 2015 Financial Institutions Conference | May 12-13, 2015

2 Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking, including, without limitation, our business outlook, our asset quality, our loan and deposit pipeline, loan pricing and yields and our regulatory and compliance readiness. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2014 and our Quarterly Report on Form 10-Q for the period ended December 31, 2014. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in the appendix to this presentation and in our earnings release dated April 28, 2015. This presentation is available in the Investor Relations section of our website at www.greatwesternbank.com and has been filed as an exhibit to our Current Report on Form 8-K filed with the SEC on May 7, 2015. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. Disclaimer

3 Presenters Ken Karels President & Chief Executive Officer Peter Chapman Executive VP & Chief Financial Officer • Chief Executive Officer of Great Western since 2010 • Previously served as Great Western's COO and Regional President • Prior to joining Great Western in 2002, served as President and CEO at Marquette Bank • 12 years of experience at Great Western and 38 years of industry experience • Chief Financial Officer of Great Western since 2013 • Prior to joining Great Western, held a number of senior finance roles within National Australia Bank and U.S. GAAP experience with E&Y • 11 years of experience at Great Western / National Australia Bank and 20 years of industry experience David Hinderaker Head of Investor Relations & M&A • Head of Investor Relations and M&A since 2015 • Previously served as Great Western’s Head of Business Performance and Strategy • Prior to joining Great Western in 2010, held finance roles in industry and four years in public accounting with Deloitte & Touche • 5 years of experience at Great Western and 10 years of industry experience

Premier Midwest Business Bank

Great Western Bancorp, Inc.

Company Snapshot

- Top 20 Midwest bank holding company [(1)]
- Business bank with unique agribusiness expertise
- 7th largest farm lender bank in the U.S. as of December 31, 2014[(2)]
- 158 banking branches across 7 states
- Current National Australia Bank ownership of 28.5% after October 2014 IPO and May 2015 Secondary Offering
- Stock price has increased 28.8%[(3)] since October 2014 IPO
- Headquartered in Sioux Falls, South Dakota

Financial Highlights

At or for the six months ended March 31, 2015 (FYTD).

Assets	$9,782
Deposits	7,488
Total Loans	7,072
Efficiency Ratio	50.1%
ROTCE [(4)]	13.8%
TCE / TA	8.4%

Demonstrated Earnings Growth ($MM)

Net income for the twelve months ended September 30 unless otherwise noted.



$45
$54
$63
$73
$96
$105
$55
$46
'09
'10
'11
'12
'13
'14
6 Months Ended 3/31/14
6 Months Ended 3/31/15

Market Presence



South Dakota
Nebraska
Iowa
Colorado
Kansas
Arizona
Missouri

Note: Efficiency ratio, return on average tangible common equity (ROTCE) and tangible common equity to tangible assets (TCE/TA) are non-GAAP measures. See appendix for reconciliations.
(1) Source: SNL Financial. Based on bank holding companies with headquarters in the Midwest ranked by total assets as of December 31, 2014. Excludes specialty lenders, insurance companies, trust banks and brokerage and investment banking firms.
(2) Source: American Bankers Association.
(3) Based on May 5, 2015 closing price of $23.18.
(4) Calculated on an annualized basis.

4

NYSE: GWB

GreatWesternBank.com

5 Executing on Business Strategy (1) Non-GAAP measure. See appendix for reconciliation. Focused Business Banking Franchise with Agribusiness Expertise • Business and agribusiness lending remains strong comprising 85.6% of the total loan portfolio at March 31, 2015; up 4.9% FYTD • Increased lending volumes across the footprint led by growth in Iowa, Arizona and Colorado • New Omaha, Nebraska business banking and wealth hub opened in late March Strong Profitability and Growth Driven by a Highly Efficient Operating Model • Returns continue to be attractive FYTD: 0.96% ROAA and 13.8% ROTCE(1) • Efficiency remains a key driver of profitability with an efficiency(1) ratio of 50.1% FYTD • Consolidation of five branches in Omaha, NE and Sioux Falls, SD proceeded successfully as of March 31, 2015 with limited expected impact to revenue streams Risk Management Driving Strong Credit Quality • Asset quality metrics remain strong despite elevated credit-related charges during the quarter: • Nonaccrual loans 1.05% of total loans • Net charge-offs / total loans 0.23% annualized FYTD • OREO balance declined to $43.6 million ($8.6 million covered by FDIC loss-sharing) Strong Capital Generation and Attractive Dividend • Tier 1 Capital Ratio of 11.5% and Total Capital Ratio of 12.6% remain strong after adopting Basel III capital conventions on January 1, 2015, which increased RWAs by approximately $270 million • Quarterly dividend of $0.12 per share announced April 28, 2015

6 92% 94% 95% 97% 98% 100% 101% 103% 104% Jan-08 Jun-09 Nov-10 Apr-12 Sep-13 Feb-15 GWB Footprint U.S. Strong Underlying Economy Highlights Projected Growth Employment (# of Employees) Unemployment Rate • Stable, attractive and growing markets • February 2015 unemployment in footprint of 3.8%(1), below the 5.5% national average • Employment level continues to exceed pre-recession level • Population growth and household income growth are projected to exceed the national average of the next five years (1) GWB footprint values are averages of the values of states where GWB has a presence (NE, IA, SD, CO, AZ, MO, KS), weighted by GWB’s deposits in each state as a percent of total GWB deposits as of the most recent FDIC survey dated June 30, 2014. Source: SNL Financial, Bureau of Labor Statistics. ’15 – ’20 Projected Median Household Income Growth ’15 – ’20 Projected Population Growth 6.68% 9.70% U.S. GWB Footprint 3.52% 3.99% U.S. GWB Footprint (1) (1) (1) 3.8% 5.5% 0% 2% 4% 6% 8% 10% 12% Jan-00 Nov-0 Oct-03 Aug-05 Jul-07 Jun-09 Apr-11 Mar-13 Feb-15 Un em plo ym en t Ra te GWB Footprint U.S. (1) Exceeds Pre-recession level Non-farm Employment. (Indexed to Jan ’08).

7 15.0% 17.5% 16.6% 10.7% 11.9% 12.2% '12 '13 '14 Great Western Peers 48.8% 48.2% 50.7% 52.8% 50.6% 50.4% 60.6% 60.3% 61.4% 61.6% 64.1% 64.9% '09 '10 '11 '12 '13 '14 Great Western Peers $43.4 $43.5 $4.7 $2.3 $49.3 $48.4 3 Months Ended 3/31/14 3 Months Ended 3/31/15 Core Expenses Intangible Amortization Net OREO Charges Efficient and Profitable Business Model Highlights Efficiency Ratio Noninterest Expense ($MM) Return on Tangible Common Equity • Focused on profitable product offerings • Streamlined processes • Rationalizing branch network • Proactive expense management with Kaizen & Lean principles • Effective acquirer and integrator of complementary banks For the fiscal years ended September 30. (1) (1) Note: Efficiency ratio and return on average tangible common equity (ROTCE) are non-GAAP measures. See appendix for reconciliations. (1) Median for publicly-listed banks with $5-$15bn in assets as of December 31, 2014. Peer data sourced from SNL Financial. (2) Net OREO charges include operating costs, valuation adjustments and net gain (loss) on sale of properties. For the fiscal years ended September 30. (2) 14.5% advantage 11.8% advantage

8 Iowa/Kansas/ Missouri 32.9% South Dakota 25.1% Nebraska 19.3% Arizona/ Colorado 19.6% Other 3.1%$923 $1,092 $1,396 $1,587 $1,681 $1,748 $959 $971 $1,354 $1,482 $1,571 $1,658 $2,544 $2,342 $2,364 $2,312 $2,541 $2,673 $993 $777 $940 $906 $902 $905 $192 $111 $143 $126 $124 $115 $5,610 $5,293 $6,197 $6,414 $6,820 $7,100 '10 '11 '12 '13 '14 2Q'15 Agriculture C&I Commercial RE Residential RE Consumer and Other (1) Other represents acquired workout loans and certain other loans managed by staff, commercial and consumer credit card loans, fair value adjustments related to acquisitions and loans for which GWB has elected the fair value option. Diversified Loan Portfolio Highlights Loans ($MM) Loans by Region • Ability to offer “Big Bank” expertise and delivery channels with “Small Bank” service • 4% loan growth from September 30, 2014 to March 31, 2015 (UPB) • 5% loan CAGR (UPB) (FY 2010 – 2Q’15) despite drag from run-off portfolios • $805 million (84%) decline in impaired acquired loans from September 30, 2010 to March 31, 2015 • Emphasis on Business and Agribusiness lending • 85.6% of loans at March 31, 2015 • Granular portfolio diversified across customers, geographies and sectors At March 31, 2015 (UPB). (1) At September 30 of each fiscal year unless otherwise noted (UPB).

9 $9.11 $8.33 $5.92 $2.43 $3.94 $6.34 1.2% 0.9% 0.5% 0.2% 0.3% 0.8% '10 '11 '12 '13 '14 2Q'15 $959 $971 $1,354 $1,482 $1,571 $1,658 17.1% 18.3% 21.8% 23.1% 23.0% 23.3% '10 '11 '12 '13 '14 2Q'15 C&I Loans / Total Loans (UPB) <$250K 10.0% $250K - $1M 14.4% $1 - $5M 31.1% $5 - $15M 31.2% $15M+ 13.2% (1) Net charge-offs / average loans represent charge-offs, net of recoveries, as a percent of average loans for each period. Average loans are calculated as the two point average of each period. 2Q’15 net charge-offs / average loans annualized. C&I Lending: A Core Competency Highlights C&I Loans ($MM) C&I Portfolio Composition • Diverse range of industry exposure across C&I / Owner-Occupied CRE lending • Broad range of industries including: healthcare, freight & transport, agribusiness services and tourism • No single industry concentration greater than 8% of the portfolio at March 31, 2015 • Strong FYTD growth across a broad range of sectors At December 31, 2014 (UPB). At September 30 of each fiscal year unless otherwise noted (UPB). C&I Lending Net Charge-Offs (1) For the fiscal year ended September 30 unless otherwise noted. $MM

10 0% 5% 10% 15% 20% 25% 30% 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015F Debt / Equity Debt / Assets $29.1 $48.1 $64.3 $90.7 1980s 1990s 2000s 2010 Agribusiness Sector Fundamentals Highlights U.S. Agricultural Trade Value ($B) (1) U.S. Net Farm Income ($B) (2) U.S. Farm Sector Debt Ratios • Real agricultural GDP grew at 3.4% CAGR nationally from ‘09 – ‘13 • Global population growth and increasing real income driving demand for protein and grains • Farm sector debt ratios and income tracking favorably to long term averages • Drop in 2014 grain prices partially offset by higher volume and lower protein producer costs • Strong federal government support Source: U.S. Department of Agriculture. U.S. agricultural trade value forecasts and farm sector debt ratios as of February 2015. U.S. net farm income data as of April 2015. (1) Exports: Free Alongside Ship (“FAS”) includes the transaction price of the merchandise including inland freight, insurance, and other charges incurred in placing the merchandise alongside the carrier at the U.S. port of exportation and excludes any loading, transportation, or insurance costs beyond the port of exportation. Imports: Customs value includes the price paid for merchandise when sold for exportation to the U.S., and excludes additional costs for shipment, delivery and import duties. Imports for consumption exclude merchandise being held in bonded warehouses or U.S. Foreign Trade Zones until specifically withdrawn for consumption. (2) Values represent the average annual nominal net farm income for each decade. 2010s include actuals from 2010 – 2013 and forecast from 2014 – 2020. $0 $30 $60 $90 $120 $150 $180 $210 U.S. Exports U.S. Imports

Agribusiness Lending Expertise

Great Western Bancorp, Inc.

Highlights

- 7th largest farm lender bank in the U.S. as of December 31, 2014 (1)
- Balanced exposure across grains and proteins
- Limited specialty crop lending
- Crop insurance mitigates potential credit losses on grains
- Solid FYTD growth driven in part by customers' tax planning strategies in 1Q'15 and grain input costs in 2Q'15
- Grain portfolio credit review completed with no further significant credit concerns noted

Agribusiness Loans ($MM)

At September 30 of each fiscal year unless otherwise noted (UPB).



16.5%
20.6%
22.5%
24.7%
24.7%
24.6%
$923
$1,092
$1,396
$1,587
$1,681
$1,748
'10
'11
'12
'13
'14
2Q'15
Agribusiness Loans / Total Loans (UPB)

Agribusiness Loan Portfolio by Sector

At March 31, 2015 (UPB).



Cotton 3%
Other 13%
Grains 36%
Hogs 6%
Dairy Farms 14%
Beef Cattle 28%
Grains 36%
Proteins 48%
Specialty 16%

Agribusiness Lending Net Charge-Offs (2)

For the fiscal year ended September 30 unless otherwise noted.



0.1%
0.1%
(0.0)%
0.3%
0.1%
(0.0)%
'10
'11
'12
'13
'14
2Q'15
$MM
$1.15
$0.87
($0.11)
$4.05
$2.37
($0.05)

(1) Source: American Bankers Association.
(2) Net charge-offs / average loans represent charge-offs, net of recoveries, as a percent of average loans for each period. Average loans are calculated as the two point average of each period. 2Q'15 net charge-offs / average loans annualized.

11

NYSE: GWB

GreatWesternBank.com

Targeted CRE Lending

Great Western Bancorp, Inc.

Highlights

- Focus on owner-occupied properties, commercial property investors and multi-family property investors
- Strong growth in Non-owner occupied CRE stemming from the healthcare and hospitality industries
- De-emphasized Construction & Development lending, but supportive of high quality single development construction projects in desired industry segments
- Significant run-off from TierOne acquisition from September 30, 2010 through March 31, 2015 partially masks strong underlying growth

CRE Loans ($MM)

At September 30 of each fiscal year unless otherwise noted (UPB).



$2,544
$2,342
$2,364
$2,312
$2,541
$2,673
45.4%
44.3%
38.1%
36.0%
37.3%
37.7%
'10
'11
'12
'13
'14
2Q'15
Total CRE
Non-owner Occupied CRE
Multifamily
Owner-Occupied CRE
Construction
CRE Loans / Total Loans (UPB)

CRE Portfolio Composition

At December 31, 2014 (UPB).



$15M+
14.0%
<$250K
5.2%
$250K - $1M
14.2%
$5 - $15M
30.5%
$1 - $5M
36.1%

CRE Lending Net Charge-Offs (1)

For the fiscal year ended September 30 unless otherwise noted.



0.5%
1.3%
0.9%
0.8%
0.1%
0.1%
'10
'11
'12
'13
'14
2Q'15
$MM
$11.08
$32.10
$21.59
$18.96
$1.73
$1.61

(1) Net charge-offs / average loans represent charge-offs, net of recoveries, as a percent of average loans for each period. Average loans are calculated as the two point average of each period. 2Q'15 net charge-offs / average loans annualized.

12

NYSE: GWB

GreatWesternBank.com

13 41% 67% 62% 98% 112% '11 '12 '13 '14 2Q'15 GWB Peers (1) NALs / Total Loans (3) 0.66% 0.79% NCOs / Avg. Loans (4) 0.23 0.13 Reserves / NALs (3) 112% 106% Reserves / Total Loans 0.74 1.13 0.27% 0.65% 0.88% 0.54% 0.44% 0.14% 0.95% 1.18% 0.91% 0.53% 0.33% 0.17% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% '09 '10 '11 '12 '13 '14 Great Western Peers Strong Credit Culture with Proven Results Highlights Net Charge-Offs / Average Loans Reserves / NALs (3) • Higher credit-related charges of $14.0 million in 2Q’15 driven primarily by a small number of C&I lending exposures and higher OREO charges; management believes these elevated charges are customer- specific developments • Allowance coverage increased relative to total loans and nonaccrual loans at March 31, 2015 from September 30, 2014 • Reserves as a percentage of NALs(3) increased to 112% • OREO down to $43.6 million as of March 31, 2015 • As of March 31, 2015 $8.6 million was covered by FDIC loss-sharing At September 30 for each fiscal year unless otherwise noted. For the fiscal year ended September 30 unless otherwise noted. Strong Credit Quality At or for the most recent period ended(2). (1) Median for publicly-listed banks with $5-$15bn in assets as of December 31, 2014. Peer data sourced from SNL Financial. (2) GWB at or for the six months ended March 31, 2015. Peers at or for the three months ended December 31, 2014. (3) NALs exclude the portion of loans guaranteed by the U.S. government. (4) Net charge-offs computed on an annualized basis. (1)

14 $848 $1,076 $1,199 $1,303 $1,375 $2,532 $3,037 $3,602 $4,005 $4,588 $2,891 $2,771 $2,147 $1,744 $1,525$6,272 $6,885 $6,948 $7,052 $7,488 '11 '12 '13 '14 2Q'15 Non-interest-Bearing Interest-Bearing Demand Time Nebraska 32.5% Iowa/Kansas/ Missouri 31.2% South Dakota 19.8% Arizona/ Colorado 16.5% 0.93% 0.68% 0.48% 0.36% 0.33% '11 '12 '13 '14 6 Months Ended 3/31/15 Stable and Cost Effective Deposits Highlights Deposits ($MM) Deposits by Region • Attractive deposit franchise provides a stable funding base • 95% total loans / deposits at March 31, 2015 • Time deposits account for 20% of total deposits, down from 46% at September 30, 2011 • Average cost of deposits decreased to 0.33% for 2Q’15 • Deliberate transition toward transaction accounts to continue to improve cost of deposits • Municipal and government public deposits of $1.0 billion; $764 million collateralized at March 31, 2015 At March 31, 2015 (UPB). At September 30 of each fiscal year unless otherwise noted (UPB). Cost of Deposits For the fiscal year ended September 30 unless otherwise noted. (1) South Dakota deposits include corporate and other deposits, which were immaterial. (1)

15 $3.1 $3.4 $4.3 $5.2 $8.3 $8.2 $9.0 $9.1 $9.4 $9.8 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 '06 '07 '08 '09 '10 '11 '12 '13 '14 2Q'15 Pre-Acquisition Assets Acquired Assets Effective Acquirer and Integrator Acquired Security Bank ($0.1 billion) Acquired Sunstate Bank and three branches from HF Financial Corp. ($0.2 billion total) Acquired First Community Bank’s Colorado franchise and a branch from Wachovia ($0.6 billion total) Acquired F&M Bank-Iowa and TierOne Bank ($3.0 billion total) Acquired North Central Bancshares Inc. ($0.4 billion) Asset CAGR ‘09 – 2Q‘15: 14% Note: Total assets are as of September 30 of each fiscal year and March 31, 2015. Acquired assets are the total of the fair value of total assets acquired and the net cash and cash equivalents received, at the time of acquisition of each indicated year.

Experienced Management Team

Great Western Bancorp, Inc.

Name / Title	Description	Industry experience (yrs)	Great Western / National Australia Bank experience (yrs)
Executive Officers			
Ken Karels *President and CEO*	• Former COO and Regional President – Great Western • Former President and CEO – Marquette Bank	38	12
Pete Chapman *Executive VP & CFO*	• Responsible for financial / regulatory reporting, planning and strategy, and treasury • Prior U.S. GAAP experience with E&Y	20	11
Steve Ulenberg *Executive VP & CRO*	• Responsible for risk framework across Great Western • Prior leadership roles in commercial and wholesale banking, risk management, and cross-organizational strategy – National Australia Bank	30	24
Doug Bass *Regional President*	• Regional President for Iowa / Kansas / Missouri and Arizona / Colorado • Prior positions with U.S. Bank and First American Bank Group	31	5
Bryan Kindopp *Regional President*	• Regional President for Nebraska and South Dakota • Prior role overseeing branch operations – northeastern South Dakota	23	14
Allen Shafer *Executive VP – Support Services*	• Previously served as the Regional President for Iowa / Missouri Region and Chief Credit Officer – Great Western	29	13
Non-Executive Officers			
Donald Straka *General Counsel*	• Prior experience – attorney and executive in banking, securities and M&A	25	1
Cheryl Olson *Head of L&D and Marketing*	• Prior experience – VP & Regional Training Manager for Bank of the West and VP Learning and Development Officer for Community First Bankshares Inc	36	8
Andy Pederson *Head of People & Culture*	• Prior experience – Senior Human Resource Generalist for Citibank and Wells Fargo	14	5

16

NYSE: GWB

GreatWesternBank.com

Financial Highlights

18 11.9% 12.4% 11.8% 11.5% 13.7% 13.8% 12.9% 12.6% 7.8% 8.2% 8.2% 8.4% '12 '13 '14 2Q'15 Tier 1 Capital Total Capital TCE / TA $6,197 $6,414 $6,820 $7,100 '12 '13 '14 2Q'15 $6,885 $6,948 $7,052 $7,488 0.68% 0.48% 0.36% 0.33% '12 '13 '14 At or for the 6 Months Ended 3/31/15 Deposits Cost of Deposits (1) Tangible Common Equity / Tangible Assets is a non-GAAP measure. See appendix for reconciliation. Balance Sheet Overview Balance Sheet Highlights Total Loans (UPB) ($MM) Deposits ($MM) Capital • Loans grew 4% FYTD with growth focused in CRE and agribusiness across the footprint • Some agribusiness growth expected to be seasonal • Deposits up 6% FYTD including growth in both business and consumer accounts • Continued improvement in cost of deposits • Capital levels remain strong and stable (1) At September 30 of each fiscal year unless otherwise noted (UPB). At September 30 of each fiscal year unless otherwise noted (UPB). At September 30 of each fiscal year unless otherwise noted. +6% FYTD +4% FYTD

19 $159.2 $166.6 3.99% 3.90% 3.77% 3.66% 6 Months Ended 3/31/14 6 Months Ended 3/31/15 Net Interest Income ($MM) (FTE) NIM (FTE) Adjusted NIM (FTE) $97.6 $95.5 49.0% 50.1% 6 Months Ended 3/31/14 6 Months Ended 3/31/15 Noninterest Expense Efficiency Ratio Service Charges & Fees 67% Gain on Loans Sold (Mortgage) 11% Other 9% Trust 7% Investment Center 4% Insurance 2% Gain on Sale of Securities 0% • Net interest income (FTE) increased by $6 million compared to the six months ended March 31, 2014 driven by balance sheet growth, improved cost of deposits and loan mix • Decrease in NIM (FTE) FYTD was exacerbated by one-off charges • Loan pricing competition continues but is partially offset by an improvement in deposit pricing • Core noninterest revenue streams remained consistent • Total noninterest expenses decreased, led by lower amortization of intangible assets but partially offset by higher net OREO expenses and professional fees • Expenses remain well managed with an efficiency ratio(1) of 50.1% FYTD (1) Efficiency ratio is a non-GAAP measure. See appendix for reconciliation. (2) Net Interest Income and NIM reported on a fully tax equivalent (FTE) basis. (3) Adjusted NIM is a non-GAAP measure. See appendix for reconciliation. (4) Excludes changes related to loans and derivatives at fair value which netted $(14.0) million for the six months ended March 31, 2015. Profitable and Efficient Business Model FYTD Earnings Performance Highlights Net Interest Income and Net Interest Margin (2) Noninterest Expense ($MM) Non-Interest Income (4) (3) (1) For the six months ended March 31, 2015.

20 Executing on Business Strategy Focused Business Banking Franchise with Agribusiness Expertise Strong Profitability and Growth Driven by a Highly Efficient Operating Model Risk Management Driving Strong Credit Quality Strong Capital Generation and Attractive Dividend

Appendix

22 Non-GAAP Reconciliation: Cash Net Income & ROATCE For the 6 Months Ended March 31, For the Fiscal Year Ended September 30, 2015 2014 2014 2013 2012 Cash net income and return on average tangible common equity: Net Income $46,421 $54,575 $104,952 $96,243 $72,995 Add: Amortization of intangible assets 4,626 9,379 16,215 19,290 19,646 Add: Tax on amortization of intangible assets (440) (1,622) (3,244) (3,244) (3,244) Cash Net Income $50,607 $62,332 $117,923 $112,289 $89,397 Average Common Equity $1,445,984 $1,421,478 $1,430,772 $1,380,296 $1,352,069 Less: Average goodwill and other intangible assets 709,935 721,652 719,573 738,140 756,149 Average Tangible Common Equity $736,049 $699,826 $711,199 $642,156 $595,920 Return on Average Common Equity 6.44% 7.70% 7.34% 6.97% 5.40% Return on Average Tangible Common Equity 13.8% 17.9% 16.6% 17.5% 15.0% Note: ROACE and ROATCE for the 6 months ended March 31 calculated on an annualized basis.

23 For the 6 Months Ended March 31, For the Fiscal Year Ended September 30, 2015 2014 2014 2013 2012 Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis): Net Interest Income $163,534 $157,098 $320,424 $310,473 $288,171 Add: Tax equivalent adjustment 3,094 2,139 4,663 3,541 2,111 Net Interest Income (FTE) $166,628 $159,237 $325,087 $314,014 $290,282 Add: Current realized derivative gain (loss) (10,589) (8,677) (18,255) (14,217) (9,931) Adjusted Net Interest Income (FTE) $156,039 $150,560 $306,832 $299,797 $280,351 Average Interest-Earning Assets $8,558,582 $8,012,542 $8,093,861 $7,862,860 $7,367,085 Net Interest Margin (FTE) 3.90% 3.99% 4.02% 3.99% 3.94% Adjusted Net Interest Margin (FTE) 3.66% 3.77% 3.79% 3.81% 3.81% Non-GAAP Reconciliation: Adjusted Net Interest Income & NIM Note: Net Interest Margin (FTE) and Adjusted Net Interest Margin (FTE) for the 6 months ended March 31 calculated on an annualized basis.

24 For the 6 Months Ended March 31, For the Fiscal Year Ended September 30, 2015 2014 2014 2013 2012 Adjusted net interest income and adjusted yield (fully-tax equivalent basis), on loans other than loans acquired with deteriorated credit quality: Interest Income $161,689 $156,562 $318,775 $304,904 $286,530 Add: Tax equivalent adjustment 3,094 2,139 4,663 3,541 2,111 Interest Income (FTE) $164,783 $158,701 $323,438 $308,445 $288,641 Add: Current realized derivative gain (loss) (10,589) (8,677) (18,255) (14,217) (9,931) Adjusted Interest Income (FTE) $154,194 $150,024 $305,183 $294,228 $278,710 Average loans other than loans acquired with deteriorated credit quality $6,727,508 $6,186,621 $6,311,857 $5,876,116 $5,093,013 Yield (FTE) 4.91% 5.14% 5.12% 5.25% 5.67% Adjusted Yield (FTE) 4.60% 4.86% 4.84% 5.01% 5.47% Non-GAAP Reconciliation: Adjusted Interest Income & Yield Note: Yield (FTE) and Adjusted Yield (FTE) for the 6 months ended March 31 calculated on an annualized basis.

25 For the 6 Months Ended March 31, For the Fiscal Year Ended September 30, 2015 2014 2014 2013 2012 Efficiency Ratio: Total Revenue $178,370 $178,064 $360,205 $370,305 $356,117 Add: Tax equivalent adjustment 3,094 2,139 4,663 3,541 2,111 Total Revenue (FTE) $181,464 $180,203 $364,868 $373,846 $358,228 Noninterest Expense $95,529 $97,625 $200,222 $208,590 $208,819 Less: Amortization of intangible assets 4,626 9,379 16,215 19,290 19,646 Tangible Noninterest Expense $90,903 $88,246 $184,007 $189,300 $189,173 Efficiency Ratio 50.1% 49.0% 50.4% 50.6% 52.8% Non-GAAP Reconciliation: Efficiency Ratio Note: Efficiency ratio calculated as the ratio of tangible noninterest expense to total revenue (FTE).

26 For the 6 Months Ended March 31, For the Fiscal Year Ended September 30, 2015 2014 2014 2013 2012 Tangible common equity and tangible common equity to assets: Total Stockholders' Equity $1,469,552 $1,437,656 $1,421,090 $1,417,214 $1,388,563 Less: Goodwill and other intangible assets 707,410 718,872 712,036 728,251 747,552 Tangible Common Equity $762,142 $718,784 $709,054 $688,963 $641,011 Total Assets $9,781,645 $9,274,880 $9,371,429 $9,134,258 $9,008,252 Less: Goodwill and other intangible assets 707,410 718,872 712,036 728,251 747,552 Tangible Assets $9,074,235 $8,556,008 $8,659,393 $8,406,007 $8,260,700 Tangible Common Equity to Tangible Assets 8.4% 8.4% 8.2% 8.2% 7.8% Non-GAAP Reconciliation: Tangible Common Equity to Tangible Assets